                                  ESCROW AGREEMENT

                                 EPIC VACATION CLUB


     This Escrow Agreement is dated for reference purposes December 1, 1998 by EPIC RESORTS, LLC, a Delaware limited liability company, on behalf of itself and its subsidiaries and affiliates (collectively and individually "Declarant"); EPIC VACATION CLUB, a Delaware nonprofit corporation ("Club"); and INTERCITY ESCROW SERVICES, a California corporation, ("Escrow Holder").

1:   ASSERTIONS.  This Agreement is made with reference to the following facts and objectives, each of which is a material provision of this Agreement:

     1.1 SERVICES. Escrow Holder agrees to provide escrow services to Declarant and Buyers of Memberships in Club.

     1.2 SCOPE. Declarant, Escrow Holder and Declarant's sales agent(s) are bound by this Escrow Agreement, and each Buyer shall implement the Closing Conditions in its behalf by signing the Club "Owner Individual Escrow Instructions" substantially in the form attached hereto as Exhibit A.

     1.3 DECLARANT. Declarant acquires Units in Resort Properties which it leases or transfers to Club for use in the Vacation Ownership Plan.

     1.4 CLUB. Club holds and manages the Units for the benefit of its Owner/Members. Membership in Club includes voting rights to elect directors and to vote directly on major Club decisions.

     1.5 VACATION OWNERSHIP PLAN. Under the Club Vacation Ownership Plan established by recorded Declarations Declarant has the exclusive right to market and sell all Memberships in Club and to receive all the proceeds from Membership sales.

     1.6 DECLARATION. Declarant and Club have recorded or will record a "Declaration of Vacation Ownership Plan (Epic Vacation Club)" ("Declaration") with respect to each Resort.

     1.7 ESCROW ACCOUNT. The Funds associated with the purchase of Memberships must be placed in an approved escrow account for protection of purchasers until certain events occur as described below, providing for the release of those Funds to Declarant ("closing"; see Section 4.2), or the return of those funds and documents to the purchaser ("no closing"; see Section 4.3).

     1.8  TABLE OF CONTENTS.


1:   ASSERTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.1  Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2  Scope. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1



     1.3  Declarant. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.4  Club . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.5  Vacation Ownership Plan. . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.6  Declaration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.7  Escrow Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.8  Table of Contents. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

2:   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.1  Buyer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.2  Close and Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.3  Closing Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.4  Contract Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.5  Declarant. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.6  Declaration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.7  Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.8  Sales Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

3:   HANDLING FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     3.1  Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     3.2  Escrow . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     3.3  Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     3.4  Credit Cards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

4:   CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     4.1  Closing Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     4.2  Closing Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     4.3  Release of Funds without a Closing . . . . . . . . . . . . . . . . . . . .5
     4.4  Release of Buyer's Funds . . . . . . . . . . . . . . . . . . . . . . . . .6

5:   GENERAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.1  Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.2  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.3  Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.4  Copies of Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.5  Cancellation Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.6  Expiration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     5.7  Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

6:   SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

     EXHIBITS
          A    Owner Individual Escrow Instructions
          B    Declarant's Certification
          C    Compensation to Escrow Company

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                                    2

2:   DEFINITIONS.  Unless the context otherwise specifies or requires, the terms used in this Agreement shall have the meanings set forth in the recorded Declaration.

     2.1 "BUYER" means each person shown as a Buyer, Owner, Member or Purchaser in a Sales Contract.

     2.2 "CLOSE" and "CLOSING" refer to completing the sale of and authorizing issuance of Memberships to a Buyer, and disbursing the Funds therefrom to Declarant.

     2.3 "CLOSING COSTS" means all costs and expenses of closing a sale, for example, if applicable: (a) Escrow Holder's fees; (b) postage and handling fees; and/or (c) filing fees.

     2.4 "CONTRACT DOCUMENTS" means, for each Buyer, (a) the Buyer's Sales Contract and "Owner Individual Escrow Instructions", substantially in the form of Exhibit A attached hereto, and (b) any written changes to any or all of those documents if the changes have been signed by the person whose duties are changed.

     2.5 "DECLARANT" means EPIC RESORTS, LLC, a Delaware limited liability company, or any subsidiary or affiliate of Declarant.

          2.5(a)    SUBSIDIARY of Declarant is a company of which the Voting
Power is owned, directly or indirectly, and in the aggregate, more than fifty percent (50%) by Declarant.

          2.5(b)    AFFILIATE of Declarant is a company which directly or
indirectly controls, is controlled by, or is under common control of, Declarant.

     2.6 "DECLARATION" means the recorded "Declaration of Vacation Ownership Plan (Epic Vacation Club)," which creates the Vacation Ownership Plan and makes the respective Resort subject thereto, and establishes the number of Points allocated to each Resort.

     2.7 "FUNDS" means any money, creditor charge card vouchers, and negotiable instruments received before closing from or on behalf of any Buyer or potential Buyer.

     2.8 "SALES CONTRACT" means a "Vacation Owner Agreement" by which a Buyer purchases a Membership in Club, and which may be revised from time to time by Declarant and Club, provided it is not inconsistent with the Declaration and Governing Documents.

3:   HANDLING FUNDS.

     3.1 DEPOSIT. All Funds received before Closing from or on behalf of Buyers or prospective Buyers in connection with the purchase of Memberships must be promptly placed in an escrow account with Escrow Holder. Escrow Holder shall promptly deposit all funds in a federally insured account with a federal or state chartered financial institution.

     3.2 ESCROW. Escrow Holder will accept and hold any Funds from or for the Buyer. The Escrow Holder will handle and deliver such Funds as instructed by the person who provided them and this Escrow Agreement. Escrow Holder has no responsibility for independently verifying any provisions of any document, except as specifically required herein.

     3.3 AFFILIATES. Escrow Holder, Declarant and Club may enter into Affiliation Escrow Agreements with licensed escrow companies in states other than California, if necessary to facilitate closings of sales in such states and/or if required for compliance with timeshare or real estate sales laws, regulations and regulatory policies.

     3.4 CREDIT CARDS. Payments to Declarant by credit card will be promptly deposited in Declarant's or Declarant's Broker's Trust Account. A check will then be drawn upon such Trust Account payable to Escrow Company for the amount of credit card payments for transactions being transmitted to Escrow Company. Escrow Company does not process credit card payments.

4:   CLOSING.

     4.1 CLOSING CONDITIONS. Closing of the escrow for the sale of Memberships shall not occur, and the Buyer's Funds and any Contract Documents in the possession of Escrow Holder shall not be delivered by the Escrow Holder according to paragraph 4.2, until after all of the following have occurred:

          4.1(a)    CANCELLATION PERIOD.  The "cancellation period" or
rescission rights period, prescribed by the state(s) having jurisdiction, has expired.

          4.1(b)    NOTICE OF NO CANCELLATION.  The Escrow Holder has received a sworn Certification from Declarant, substantially in the form of Exhibit B attached hereto, signed by its duly authorized representative, that no cancellation notice was received during the cancellation period from the Buyer whose funds are being released, or has been received after expiration of such period but postmarked on a date within the cancellation period.

          4.1(c)    DECLARATION.  Escrow Holder shall have independently
verified that a Declaration has been recorded and remains in effect against every Epic Vacation Club Resort for which Memberships are being sold.

          4.1(d)    TITLE INSURANCE.  Escrow Holder shall have received copies of (i) a recorded Sublease, Lease, or Deed showing title to the leasehold or fee of a Unit in the Club, and (ii) a Policy of Title Insurance insuring title to each Unit or Resort-in-Club for the purchase price at the time of acquisition. Escrow Holder must be satisfied that appropriate blanket lien protections (subordination, release and/or nondisturbance covenants) are fully in place, and that the statutory period for recordation of all mechanic's lien claims has expired or the policy of title insurance includes an endorsement insuring the Club against mechanic's liens.

          4.1(e)    RECEIPT.  Declarant certifies to Escrow Holder that the
Receipt for Public Report, Disclosure Statement and/or other disclosure document(s) required by the state(s) having jurisdiction, has been signed by each Buyer listed on Declarant's Certification when such Certification is delivered to Escrow Company, and each Receipt was dated with the date that such disclosure document(s) were received by the Buyer.

          4.1(f)    OWNER INSTRUCTIONS.  Declarant has provided Escrow Holder
with Owner Escrow Instructions signed by the Buyer, substantially in the form attached hereto as Exhibit A.

          4.1(g)    FUNDS.  Declarant has delivered to Escrow Holder all Funds received from a Buyer, which shall be in negotiable form and payable, endorsed or assigned to Escrow Holder.

          4.1(h) POINTS AVAILABLE. Escrow Holder shall have determined that there are sufficient Points available in the Plan for the sales currently being closed. Escrow Holder may rely on recorded Declarations for the allocations of Points to respective Resorts and Units as the Resorts and Units are transferred to the Club and dedicated to the Plan, and rely on recorded transfers of Units to verify ownership in the Club.

          4.1(i)    PRECLOSING.  No escrows may close initially, for specified
Home Resorts in jurisdictions which have a preclosing sales requirement, until Memberships comprised of the required Points can close at the same time.

          4.1(j)    FURNISHINGS.  Escrow Holder shall have received a copy of
evidence of lien free conveyance to Club and installation of Unit furnishings for each Club Unit. Escrow Holder may rely on certification from Club with evidence of the transfer attached.

     4.2  CLOSING PROCEDURES.  To close each sale, Escrow Holder will:

          4.2(a)    Deliver any closing statement, which may be in the form of
Exhibit One to Exhibit B attached hereto, and any other documents to, and do anything else reasonably required by, Declarant;

          4.2(b)    Confirm availability of Funds deposited;

          4.2(c)    Pay or deliver to Declarant all sums of money received by it under each sale, not to exceed sums actually received and collected upon by Escrow Holder, in a time, place and manner reasonably specified by Declarant in writing.

     4.3  RELEASE OF FUNDS WITHOUT A CLOSING.

          4.3(a)    NOTICE OF CANCELLATION.  If a Buyer gives a valid Notice of
Cancellation of the Sales Contract, under any applicable law, Declarant shall promptly notify Escrow Company, and all of the Buyer's Funds shall be returned directly to the Buyer within 15 days after the Notice of Cancellation is received. The Sales Contract shall be marked "canceled" and the original returned to the Buyer.

          4.3(b) TERMINATION OF CONTRACT. If a Buyer or Declarant properly terminates a Sales Contract pursuant to its terms, or if Declarant or a prospective Buyer terminates a reservation agreement, all of the Buyer's Funds shall be delivered in accordance with the Contract or reservation agreement. The Sales Contract or reservation agreement shall be marked "canceled" and the original returned to the Buyer.

          4.3(c)    BUYER DEFAULT.  If a Buyer defaults in the performance of
the Buyer's obligations under the Sales Contract, all the Buyer's Funds and Sales Contracts shall be delivered in accordance with the Sales Contract and the Owner Individual Escrow Instructions, substantially as attached hereto as Exhibit A.

          4.3(d) SWORN STATEMENTS. If Declarant fails to provide to Escrow Holder, within six (6) months after expiration of the cancellation period, any of those items described in paragraphs 4.1(b), (d), (e), (f), and (g) above, then all of the Buyer's Funds and Sales Contracts (marked "canceled") shall be returned to the Buyer within 15 days.

          4.3(e)    1 YEAR.  If an escrow does not close within one year of the date Buyer signs its Sales Contract, all funds deposited by a non-defaulting Buyer shall be promptly refunded upon demand by Buyer.

     4.4 RELEASE OF BUYER'S FUNDS. This Escrow Agreement explicitly prohibits the release of Buyer's Funds from escrow to or for the benefit of Declarant or Sales Agent or anyone else (except by way of refunds to the Buyer) in any circumstances other than those set forth in this Article 4.

5:   GENERAL MATTERS.

     5.1 NOTICE. Any notice from Declarant or Escrow Holder to the Buyer must be given in writing. If more than one person is listed as the Buyer on Owner Escrow Instructions, the notice may be given to or received from any one of them. If the Buyer is a corporation or partnership, the notice may be delivered or mailed to any officer or partner of the Buyer. Notices must be personally delivered or mailed by certified or registered mail, postage prepaid, addressed to the person at the address shown for each on the Buyer's Escrow Instructions. Any party may change its address by sending written notice of the new address to the other. All notices are considered given when they are deposited in the U.S. mail, first class postage prepaid, or when personally delivered to the recipient.

     5.2 INTEREST. Any interest earned on Funds placed with the Escrow Holder will belong to Declarant.

     5.3 INDEMNITY. Declarant agrees to indemnify Escrow Holder for losses it suffers as a result of performing its duties, except for losses due to Escrow Holder's negligence or misconduct.

     5.4 COPIES OF DOCUMENTS. Declarant will provide Escrow Holder with and/or pay for copies of title reports, recorded Declarations, blanket liens, nondisturbance agreements and any other documents required by Escrow Holder to verify statements made under paragraph 4.1 of this Agreement.

     5.5 CANCELLATION CHARGE. Upon a cancellation, Declarant must notify Escrow Holder within ten (10) days of the date of deciding upon or receiving notice of cancellation whether to deduct from the Buyer's Funds a reasonable charge for materials received by the Buyer and not returned, and the amount of such charge. This charge will not exceed $25.00. If deducted the charge will be remitted to Declarant. This can only be done in jurisdictions where allowed, and if provided for in the Sales Contract.

     5.6 EXPIRATION. This Agreement shall expire upon 30 days written notice from one party to all other parties.

     5.7 EXHIBITS. The following Exhibits are attached hereto and incorporated herein by this reference:

          A - Owner Individual Escrow Instructions
          B - Declarant's Certification
          C - Compensation to Escrow Company

6:   SIGNATURES.  The individuals applying their signatures to this Agreement warrant that they are signing in a representative capacity for an entity whose name is set forth immediately above their signature, and that they have been expressly authorized to sign the Agreement on behalf of such entity.

This Agreement shall be effective upon the date of the latest signature below.

ESCROW HOLDER:                          DECLARANT:
Dated December 3, 1998                  Dated December 1, 1998

INTERCITY ESCROW SERVICES,              EPIC RESORTS, LLC, a Delaware
a California corporation                limited liability company
License No. 963-5063


By /s/ Brian Hurley                     By /s/ Thomas F. Flatley
   ---------------------------------       ----------------------------------
     Brian Hurley, President                 Thomas F. Flatley, Manager
     16 Crow Canyon Ct., Ste. 200            1150 First Avenue, Suite 900
     San Ramon, California 94583             King of Prussia, PA 19406

CLUB:

Dated December 1, 1998

EPIC VACATION CLUB, a
Delaware nonprofit corporation


By /s/Thomas F. Flatley
     Thomas F. Flatley, President
     1150 First Avenue, Suite 900
     King of Prussia, PA 19406

                                     EXHIBIT A
                                TO ESCROW AGREEMENT

                                  OWNER INDIVIDUAL
                                ESCROW INSTRUCTIONS















                                     EXHIBIT A
                                TO ESCROW AGREEMENT

                        OWNER INDIVIDUAL ESCROW INSTRUCTIONS

                                 EPIC VACATION CLUB

Date _______________ Owner Number _____________ Home Resort ____________________

Points _____________                     Term:  Perpetual / //or _____ Years / /

To: INTERCITY ESCROW SERVICES, a California corporation ("Escrow Holder"). These Escrow Instructions are entered into by and among Club, Developer and Owner in connection with (a) the Escrow Agreement dated December 1, 1998, by and among Club, Developer and Escrow Holder, the material parts of which are included below, and (b) the Vacation Owner Agreement of the same date, by and among Club, Developer and Owner. Unless the context otherwise requires, capitalized words herein shall have the meanings set forth in the "Declaration of Vacation Ownership Plan (Epic Vacation Club - Palm Springs Marquis Villas)" recorded __________, 1998, as document no. __________, Riverside County Recorder, California.

1:   CLOSING PROCEDURES.  To close each sale, Escrow Holder will (a) DELIVER any closing statement and any other documents to, and do anything else reasonably required by Developer; (b) CONFIRM availability of Funds deposited; and (c) PAY to Developer all the sums of money received by it in connection with this sale, not to exceed sums actually received and collected upon by Escrow Holder.

2:   CLOSING CONDITIONS.  Close of escrow for the sale of a Membership shall not occur, the Membership shall not be issued and Owner's Funds shall not be released by Escrow Holder (collectively "Close of Escrow"), until after all of the following have occurred:

     2.1 PERIOD. The "rescission period" has expired, which will be midnight of the third calendar day after Owner sips the Vacation Owner Agreement.

     2.2 NO NOTICE. Escrow Holder has determined that no notice of rescission has been received from Owner within the rescission period or after expiration of such period and postmarked on a date within the rescission period.

     2.3 DECLARATION. Escrow Holder shall have independently verified that a Club Vacation Ownership Plan Declaration has been recorded and remains in effect against every Club Resort for which Memberships are being sold.

     2.4 RESORT TITLE INSURANCE. Escrow Holder shall have received a copy of a policy of title insurance insuring fee title to each Resort in Developer, subject to a sublease to the Club from Developer for a term of at least as long as the term of the Memberships being sold, and Escrow Holder must be satisfied that appropriate blanket lien protections (subordination, nondisturbance, and release covenants) are fully in place.

     2.5 POINTS. Escrow Holder shall have determined that there are sufficient Points available in the Vacation Ownership Plan and at the Home Resort for this sale, as allocated to the

Home Resort by a recorded Declaration, and as confirmed by Club ownership or leasehold of completed Units in adequate numbers.

     2.6 MECHANIC'S LIENS. The statutory period for recordation of all mechanic's lien claims against the Home Resort has expired or the Club is provided a policy of title insurance with an endorsement insuring the Club against mechanic's liens.

     2.7 PRECLOSING. No escrows may close initially until Memberships comprised of at least _________ Points can close at the same time.

     2.8 FURNISHINGS. Escrow Holder shall have received a copy of evidence of lien - free conveyance to Club and installation of Unit furnishings for each Club Unit.

3:   EXPIRATION.  If this escrow does not close within one year of the date of this Agreement, all Funds depositedby a non-defaulting Owner shall be promptly refunded upon demand by Owner.

4:   TITLE.  Unless otherwise specified below, the Membership will be held as sole and separate property by an individual Owner, and in joint tenancy by two or more Owners. Title to the Membership shall be vested in Owner as its name appears next to its signature, and as (check one): joint tenants ( ); community property ( ); tenants in common ( ); sole and separate property ( ); partnership ( ); trust ( ); corporation( ); other ( ) (describe).

OWNER: Date:
             -------------------

---------------------------------------   ------------------------------------
Signature                                 Signature

---------------------------------------   ------------------------------------
Name(s)                                   Address

------------------------------------------------------------------------------
City                     State               Zip            Phone


DEVELOPER & CLUB:                         ESCROW HOLDER (Received and
Date:                                     Acknowledged) Date:
     ----------------------------------                       ----------------

EPIC RESORTS - PALM SPRINGS               INTERCITY ESCROW SERVICES, a
MARQUIS VILLAS, LLC, and                  California corporation
EPIC VACATION CLUB                        Escrow Lic. No. 963-5063

By                                        By
   ------------------------------------      ---------------------------------
               , Authorized Agent            Brian Hurley, President
     1150 First Avenue, Suite 900            16 Crow Canyon Court, Suite 200
     King of Prussia, PA 19406               San Ramon, California 94583
     Phone: (610) 992-0100                   Phone: (925) 831-8555

                        DECLARANT'S CERTIFICATION

     EPIC RESORTS, LLC, a Delaware limited liability company ("Declarant") hereby certifies as to the purchases of Memberships by any Buyers whose names appear on the list attached hereto as Exhibit One that no cancellation notice was received from the Buyer during the cancellation period shown in such Buyer's Owner Individual Escrow Instructions, or has been received after expiration of such cancellation period and postmarked on a date within the cancellation period. If a Buyer's Funds have been deposited with Escrow Holder and such Buyer has duly canceled, such is also certified on Exhibit One.

     Executed under penalty of perjury at __________, on ____________, 19__.


EPIC RESORTS, LLC, a Delaware limited
liability company


By
   -------------------------------
               , Authorized Agent




Signed and sworn to before me _________________, 19__.



                                          ------------------------------------
                                                                 Notary Public

          [seal]







                                     EXHIBIT B
                                 TO ESCROW AGREEMENT

                           COMPENSATION TO ESCROW COMPANY

                         FEE SCHEDULE - EPIC VACATION CLUB



          --------------------------------------------------------
          MONTHLY ADMINISTRATIVE FEE
          --------------------------------------------------------
          INCLUDES GENERAL PROGRAM ADMINISTRATION
          AND OVERSIGHT, ONGOING MONITORING OF
          PROPERTY OWNERSHIP / VESTING AND LIEN
          STATUS, MAINTENANCE OF CREDIT / INTERVAL        $600.00
          BALANCES, PROVISION OF WEEKLY CREDIT /
          INTERVAL SUMMARIES, AND MONTHLY REPORT
          OF OPEN ESCROWS.
          --------------------------------------------------------
          SALE ESCROW FEE
          --------------------------------------------------------
          NUMBER OF ESCROWS PER WEEKLY CLOSING         Fee Per
          BATCH                                         Closed
                                                        Escrow
                                                       -------
               1 TO 50                                 $ 35.00
               51 TO 100                                 30.00
               OVER 100                                  25.00

          --------------------------------------------------------
          MISCELLANEOUS FEES & CHARGES
          --------------------------------------------------------
          CANCELLATION FEE (PER ESCROW)             $ 20.00
          RETURNED ITEM FEE (PER CHECK)               10.00
          WIRE TRANSFER FEE (PER WIRE)                15.00
          --------------------------------------------------------











                                     EXHIBIT C
                                TO ESCROW AGREEMENT